Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Regis Corporation (the Registrant) on Form 10-K for the fiscal year ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Paul D. Finkelstein, Chairman of the Board of Directors, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Annual Report on Form 10-K complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

September 8, 2006
/s/ PAUL D. FINKELSTEIN
Paul D. Finkelstein,
Chairman of the Board of Directors,
President and Chief Executive Officer